UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2008

Diligent Board Member Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 West 37 St. 8th Floor

New York, NY 10018

(Address of principal executive offices) (Zip Code)

(212) 741-8181

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 19,2008, Edward Charlton, Guy Saxton, Brian Henry and Kevin Lawler resigned as directors of Diligent Board Member Services, Inc. and size of the Board of Directors was reduced from nine to five. Brian Henry will continue in his role as Global Sales Channel Partner Director and Kevin Lawler will continue as Director of Finance NZ.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILIGENT BOARD MEMBER SERVICES, INC.

Date: December 23, 2008	By:	/s/ Hunter Cohen

Hunter Cohen

Executive Vice President and

Chief Financial Officer